Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE NANO VIBRONIX, INC.

SHARES OF COMMON STOCK	PREFERRED STOCK
PAR VALUE $ EACH	PAR VALUE $ EACH

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS,

PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES

THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

This is to Certify that	is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

NANO VIBRONIX, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

SECRETARY	THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SET FORTH ON THE BACK HEREOF.	CHIEF EXECUTIVE OFFICER

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	…..Custodian ………
(Cust) (Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act ………………….……. (State)

Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitition in the premises.

Dated _________________ 20__

In presence of